UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2023

WESTERN DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway
San Jose
California		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD

On October 30, 2023, Western Digital Corporation (the “Company”) issued a press release (the “Press Release”) announcing that its board of directors had completed its strategic review of the Company’s business and, after evaluating a comprehensive range of alternatives, authorized management to pursue a plan to spin-off the Company’s flash-based product segment (“Flash Business” and, such spin-off, the “Spin-Off”) from the remaining hard disk drive technology business (the “HDD Business”). The final determination to effect the Spin-Off will be subject to board approval, the execution of definitive documentation, receipt of opinions or rulings as to the tax-free nature of the transaction, and satisfaction of customary conditions, including effectiveness of appropriate filings with the U.S. Securities and Exchange Commission (the “SEC”), the completion of audited financials and the availability of financing.

Additionally, the Company will host its first quarter fiscal year 2024 earnings results conference call on October 30, 2023, at 5:30 a.m. Pacific Time, which will include a discussion of the Spin-Off and provide via webcast a related presentation (the “Presentation”) to give additional clarity on the separation process and the financial characteristics of each business.

The Company expects that the Spin-Off would be structured in a tax-free manner for U.S. federal income tax purposes and is targeted for the second half of calendar year 2024.

No assurance can be given as to whether any Spin-Off will occur, when any such transaction will be approved or when any Spin-Off may be completed. Furthermore, while the Company is pursuing a plan to separate its Flash Business, the specific assets, liabilities and entities to be separated have not yet been determined and may change. The Company may determine to abandon any efforts with respect to the Spin-Off at any time for any reason.

The information set forth in this Item 7.01, in the Press Release, a copy of which is furnished herewith as Exhibit 99.1, and in the Presentation, a copy of which is furnished herewith as Exhibit 99.2, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, the Press Release and the Presentation contain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements relating to: the separation of the HDD and Flash Businesses, including the spin-off of the Flash Business; the timing and method of the separation and spin-off; the tax treatment of the transaction; the expected financial and operating performance of and future opportunities for each company following the separation and spin-off; the ability of the companies to achieve optimal capital structures following the separation and spin-off; the Company’s expectations regarding revenue, gross margin and compound annual growth rate; the Company’s expected areas of focus and strategy to drive growth and profitability and create stockholder value; and expectations regarding the total addressable market and market opportunity for each company following the separation and spin-off.

These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond the Company’s control and are difficult to predict, including without limitation: the final approval of the separation by the Company’s board; availability of financing; execution of definitive documentation; completion of audited financials; receipt of opinions and/or rulings from certain third parties; ability to satisfy necessary closing conditions on a timely basis; ability to successfully separate the two businesses and realize the anticipated benefits of the separation; volatility in global economic conditions; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; impact of business and market conditions; macroeconomic conditions for the NAND and HDD markets; customer and supplier relationships and the potential impacts thereon of the announcement of the potential separation and spin-off; regulatory and contractual restrictions; stock price volatility; the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; our development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and our strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; our level of debt and other financial obligations; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; international conflict; terrorist activities; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on August 22, 2023. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made, and the Company undertakes no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated October 30, 2023

99.2	Presentation dated October 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation
(Registrant)

October 30, 2023

	By:	/s/ Michael Ray
	Name:	Michael Ray
	Title:	Executive Vice President, Chief Legal Officer and Secretary